UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                March 6, 2003
                          -------------------------
               Date of Report (Date of earliest event reported)

                     Dial Thru International Corporation
        -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                0-22636                 75-2461665
 ----------------------------     -----------           -------------------
 (State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


           17383 Sunset Boulevard, Suite 350 Los Angeles, CA 90272
 ----------------------------------------------------------------------------
      (Address of principal executive offices)              (Zip Code)


                                (310) 566-1700
                       -------------------------------
             (Registrant's telephone number, including area code)


                                     N/A
                                  ---------
        (Former name or former address, if changed since last report.)

 Item 4.   Changes in Registrant's Certifying Accountant.

 (a) Previous independent accountant:

    (1) On March 6, 2003, King Griffin & Adamson P.C. resigned to allow its successor entity KBA Group LLP to be engaged as the Registrant's independent public accountants.

    (2) The report issued by King Griffin & Adamson P.C. on the financial statements for the Registrant's fiscal year ended October 31, 2002 did not contain an adverse opinion nor a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. The report issued by King Griffin & Adamson P.C. on the financial statements for the Registrant's fiscal year ended October 31, 2002 was modified to include an explanatory paragraph describing conditions that raised substantial doubt about the Registrant's ability to continue as a going concern.

    (3) The Registrant's Audit Committee approved the decision to engage KBA Group LLP.

    (4) In connection with its audit for the most recent fiscal year and through March 5, 2003, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused King Griffin & Adamson P.C. to make reference thereto in their report on the financial statements for such year or such interim periods.

    (5) The Registrant is furnishing herewith a letter addressed to the Securities and Exchange Commission from King Griffin & Adamson P.C. pursuant to Item 304(a)(3) of Regulation S-K, a copy of which letter is filed as Exhibit 16 to this Form 8-K.

 (b) New independent public accountants:

    (1) The Registrant's Audit Committee approved the engagement of KBA Group LLP and the Registrant engaged KBA Group LLP as its new independent public accountants as of March 6, 2003. As KBA Group LLP is a successor entity to King Griffin & Adamson P.C. the section addressing consultation of the newly engaged independent public accountants is not applicable.

    (2) The Registrant has allowed KBA Group LLP to review this Form 8-K before it is filed with the Commission. King Griffin & Adamson P.C. has not furnished the Registrant with a clarification, or disagreement with the information set forth herein.

 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Dated:  March 10, 2003

                                    DIAL THRU INTERNATIONAL CORPORATION


                                    By:    /s/ ALLEN SCIARILLO
                                    Name:  Allen Sciarillo
                                    Title: Chief Financial Officer